Exhibit 99.1

NEWS RELEASE

MCW Energy Group To Acquire GeoPetro Resources Company

SAN FRANCISCO & TORONTO (March 1, 2013) — MCW Energy Group Limited (“MCW”) (TSX-V: MCW) (MCW.V) (TSX Venture Exchange) and GeoPetro Resources Company (“GeoPetro”) (NYSE MKT: GPR) announced today that their respective boards of directors have each unanimously approved a definitive merger agreement whereby MCW has agreed, subject to the terms and conditions set forth therein, to acquire GeoPetro and GeoPetro will continue as a subsidiary of MCW.

At the effective time of the merger, each outstanding common share of GeoPetro will be converted into the right to receive 0.07840916 common shares of MCW and 0.138485 Class B Preferred Shares of MCW, and each outstanding share of Series B Preferred Stock of GeoPetro will be converted into the right to receive 0.07840916 Class A Shares of MCW. The MCW Class A Preferred Shares will have the same substantive terms as the GeoPetro Series B Preferred Shares with respect to voting rights, the right to receive dividends and the right to receive distributions upon liquidation. The MCW Class B Preferred Shares will not have the right to vote or to receive dividends, nor will the holders thereof have the right to receive distributions upon any liquidation. During the five years following the merger, should GeoPetro achieve certain EBITDA targets, the MCW Class B Preferred Shares shall be automatically converted into common shares of MCW.

Completion of the transaction is contingent upon, among other things, shareholder and regulatory approvals, and it is expected to close in the Summer of 2013. The parties intend to request a hearing before the California Commissioner of Corporations and the approval of the Commissioner of the terms and conditions of the merger. Obtaining such an approval from the Commissioner would qualify the MCW share issuances for an exemption from the registration thereof under the U.S. Securities Act of 1933, as amended, and such approval is a condition to the obligations of the parties to consummate the merger.

One of the conditions to the obligation of MCW to consummate the merger is that GeoPetro shall have secured, on or before March 29, 2013 (unless extended by MCW, in its sole discretion) $1,900,000 in equity financing. The merger agreement includes additional customary representations, warranties and covenants of GeoPetro and MCW.

Stuart J. Doshi, President, Chief Executive Officer and Chairman of GeoPetro, commented: “We are pleased to be partnering with the MCW Energy Group. This strategic business combination significantly enhances our abilities to access capital and develop our portfolio of projects. This is a highly attractive alignment and represents a decisive initiative on the part of GeoPetro Resources Company to enhance shareholder value and create exciting and promising new opportunities. We look forward to a successful and prosperous relationship with the MCW Energy Group.”

Alex Blyumkin, Chairman of MCW, said: “We are very pleased with this transaction and are excited about the prospects of GeoPetro's projects”

About GeoPetro

GeoPetro is an independent oil and natural gas company headquartered in San Francisco, California. GeoPetro currently has projects in the United States and Canada. GeoPetro has developed an oil and gas property in its Madisonville Field Project in Texas. Elsewhere, GeoPetro has assembled a geographically-diversified portfolio of exploratory and appraisal prospects.

About MCW

MCW is focused on value creation as (i) a distributor of gasoline and diesel fuels to service stations in Southern California for over 72 years, having revenue in the fiscal year ending August 31, 2011, of US$241.5 million, most recently reported having revenue of US$363.3 million for the fiscal year ending August 31, 2012, and (ii) as a developer of proprietary technology for the extraction of oil from oil sands at its first field in the Uinta Basin of Utah, USA.  MCW’s management team is comprised of individuals who have extensive knowledge in both conventional and unconventional oil and gas projects and production, as well as refinery and fuel distribution experience.

For more information, please contact:	MCW Energy Group Limited
Paul Davey Communications Tel: +1 (800) 979-1897 (Ext. 3) Cell: 1-778-389-0915 Email: paul@mcwenergygroup.com

Cautionary Note Regarding Forward-Looking Statements

Certain items in this press release and other information GeoPetro provides from time to time may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not necessarily limited to, statements relating to future events and financial performance. You can identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “target,” “projects,” “contemplates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this press release are based upon GeoPetro’s historical performance and on GeoPetro’s current plans, estimates, and expectations in light of information currently available to GeoPetro. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to GeoPetro’s operations, financial results, financial condition, business, prospects, growth strategy, and liquidity. For a discussion of such risks and uncertainties, see “Risk Factors” included in GeoPetro’s Annual Report on Form 10-K. Furthermore, GeoPetro is under no obligation to update or alter any of the forward-looking statements contained in this press release as a result of new information, future events or otherwise, unless required by law.

No stock exchange or regulatory authority has approved or disapproved of the information contained herein.

The information in this news release includes certain information and statements about management's view of future events, expectations, plans and prospects that constitute forward looking statements. These statements are based upon assumptions that are subject to significant risks and uncertainties. Because of these risks and uncertainties and as a result of a variety of factors, the actual results, expectations, achievements or performance may differ materially from those anticipated and indicated by these forward looking statements. Forward-looking statements in this news release, include, but are not limited to, the commercial viability of the technology and the extraction plant, economic performance and future plans and objectives of MCW. Any number of important factors could cause actual results to differ materially from these forward-looking statements as well as future results. Although MCW believes that the expectations reflected in forward looking statements are reasonable, they can give no assurances that the expectations of any forward looking statements will prove to be correct. Except as required by law, MCW disclaims any intention and assumes no obligation to update or revise any forward looking statements to reflect actual results, whether as a result of new information, future events, changes in assumptions, changes in factors affecting such forward looking statements or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving GeoPetro and MCW. The proposed transaction will be submitted to the shareholders of GeoPetro for their consideration. In connection with the proposed transaction, GeoPetro will prepare a proxy statement to be filed with the United States Securities and Exchange Commission (“SEC”). GeoPetro plans to file with the SEC other documents regarding the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to GeoPetro’s shareholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, shareholders may obtain free copies of the documents filed with the SEC by GeoPetro by going to GeoPetro’s Investor Relations website page by clicking the “Investor Relations” link at www.geopetro.com or by sending a written request to GeoPetro’s Secretary at 150 California Street, Suite 600, San Francisco, CA 94111, or by calling Stuart Doshi at (415) 398-8186.

Completion of the transaction is subject to compliance with the policies of the TSX Venture Exchange and a number of conditions, including but not limited to, approval by the shareholders of MCW of certain resolutions required to complete the transaction. There can be no assurance that the transaction will be completed as proposed or at all.

Investors are cautioned that, except as disclosed in the proxy statement/management information circular or other disclosure documents filed with regulators to be prepared in connection with the transaction, any information released or received with respect to the transaction may not be accurate or complete and should not be relied upon.

GeoPetro, its directors, and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of GeoPetro and their ownership of GeoPetro stock is set forth in the proxy statement for GeoPetro’s 2012 annual meeting of shareholders. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement GeoPetro will file with the SEC when it becomes available.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

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